SECURITIES AND EXCHANGE COMMISSION

         Washington, D.C. 20549

    Pursuant to Section 13 or 15(d) and Exchange Act of 1934

   Date of Report (Date of earliest event reported):April 29,1998

              IRT INDUSTRIES, INC.
    (Exact name of registrant as specified in its charter)

    Florida             0-15347             59-2720096
    (State or                               (IRS Employer
    other jurisdiction) (Commission         Identification No.)
                        file Number)

    555 South Federal Highway, Suite 200, Boca Raton, FL 33432
         (Address of principal executive offices)

    Registrant's telephone number (561) 416-7239

    102 N.E. 2nd Street, Suite 262, Boca Raton, FL 33432
    (Former name or former address, if changed since last report.)

   ITEM 2. Acquisition or Disposition of Assets

The Registrant has entered into an Agreement whereby, in summary, it will transfer all operations and assets pertaining to its casino business know as "Casino Bahia Ballena" for the price of $150,000 U.S., and with the purchaser assuming the obligation of the current casino lease. $100,000 of the price has been paid, with $25,000 due June 30, 1998 and $25,000 due August 30, 1998.
The name of the buyer is A.B.C. Island C.R.S.A., a Costa Rican Corporation. The transfer should be completed June 1, 1998.

EXHIBIT.  AGREEMENT

AGREEMENT FOR PURCHASE AND SALE OF ASSETS

This AGREEMENT is dated effective April 29, 1998, and is entered into by and between A.B.C. Island C.R.S.A. a Costa Rican
Corporation duly registered by Costa Rican law ("Purchaser") and IRT Industries, Inc. a Florida, U.S.A. Corporation duly registered by Floridian Law ("Seller").

                    RECITALS

     1. Seller is the owner and operator of a casino business known as Casino Bahia Ballena, through its wholly subsidiary Casino
    Bahia Ballena, S.A. a Costa Rican Corporation (hereinafter referred to as "Business"), which b Business is located at the Playa Tambor Hotel, Tambor Beach, Puntarenas, Costa Rica (the "Location"); and
     2. Seller wishes to sell, and Purchaser wishes to purchase, the assets of the Business, including all the stock of Casino
    Bahia Ballena S.A. upon the terms and conditions hereinafter set forth;

       Now, THEREFORE, in consideration of the premises, mutual promises, covenants, terms and conditions, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

     1. RECITALS. All of the above recitals are true, correct and complete.
     2. PURCHASE AND SALE. Purchaser agrees to purchase from Seller, and Seller agrees to sell and deliver to Purchaser at the "Closing" (hereinafter defined) the Business, including all assets and properties of every kind, wherever located including, without limitation, Casino Bahia Ballena, S.A., and all shares of its stock, Casino equipment, furniture, fixtures and licenses and permits (all of which are hereinafter collectively referred to as the "Assets"). Seller represents and warrants that, among other things, the Assets to be conveyed to Purchaser by Seller at Closing will be free and clear of any and all liens, encumbrances, claims or demands (without any obligation or liability of the Purchaser), and shall include, without limitation:

          i)  all shares, 100 per cent ownership, of Casino Bahia
              Ballena S.A.
               ii) all inventories and supplies of the Business, under
              Exhibit A. Seller represents Exhibit A ia a current complete detail of all inventory and supplies of the operation of Casino Bahai Ballena S.A.;
               iii) all furniture, fixtures and equipment in the same quantity, quality and condition as such items are constituted as of the date hereof, except for ordinary wear and tear;
               iv) all telephone numbers of the Business;
               v)  all goodwill and other intangible rights
               vi) all applicable licenses, permits and other similar
              authorizations and consent;
               vii) all names, logos, trademarks and all intellectual properties of every kind owned or used by the Business; and,
               viii) all gaming permits, business licenses and any other permits in good standing, free of any claim or encumbrances.

     1. PURCHASE PRICE. The purchase price for the Assets is the sum of $150,000 U.S., which will be paid by the Purchaser to the Seller as provided below ("Purchase Price").
     2. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to the Seller as follows, subject to the terms and conditions of this Agreement:

               A.  Upon execution of this Agreement, Purchaser
                       Purchaser shall pay the sum of $100,000 U.S.
            to Seller; and

            A. Purchaser shall sign and deliver to Seller at Closing, and make payments in accordance with therewith, a Promissory Note, in the form attached hereto as Exhibit B, for the balance.
    1. LICENSES. A. At Closing, Seller shall transfer and assign to Purchaser all of its interests in all licenses and permits of any type or nature, all of which are assignable, transferable and connected with the operation of the Business.
     2. NO ASSUMPTION OF LIABILITIES. A. Purchaser will not assume any obligations or liabilities, except those incurred in the ordinary course of the Business as to the period following May 31, 1998 for the Lease, under Exhibit C, of the Location (with Seller representing to Purchaser that obligations, and liabilities of the Business, including, without limitation, taxes, payroll, and rent will be paid current up to May 31,
    1998). Seller represents and warrants Exhibit C is current complete copy of the Lease, including all amendments.

     A. It is the intent of the parties that upon Closing, Seller shall no longer be liable for the Business in respect of any future obligations or liabilities except for all liabilities incurred prior to June 1, 1998 arising thereafter due to Purchaser's use or operation of the Assets.
     B. Seller shall be responsible for salary, social securities taxes, vacation pay, and all other related items, up to May
    31, 1998 for persons who are employees, with Purchaser having the option, in its discretion, to hire such employees.
     C. In connection with the Business, Purchaser shall assume the lease (Lease") for the Business Location, for the period after May 31, 1998.
     D. As of the Closing, by the execution hereof, Seller shall relinquish to Purchaser any and all rights to the Assets that are the subject hereof, subject only to the requirement of the Purchaser to pay the Purchase Price in accordance with the terms and conditions of this Agreement.
     E. Purchaser shall not assume any obligations or liabilities of Seller or of Casino Bahia Ballena, S.A., except the Lease, and Seller also represents and warrants that Casino Bahia Ballena S.A., is free and clear of any obligations or liabilities.

     1. CLOSING, CLOSING DATE. The date for the Closing of the sale (herein "Closing") shall be this date, unless the parties agree otherwise in writing.
     2. REPRESENTATIONS, WARRANTIES AND INDEMINIFICATION. All statements of Seller herein, shall be deemed representations and warranties by Seller. All such representations shall also be true, complete and correct as of the Closing as if made on that date and shall survive the Closing. Seller indemnifies and holds harmless Purchaser from any and all obligations and liabilities of the Business incurred prior to June 1, 1998, except for the Lease, and also of any breach by Seller of any provision herein, including reasonable attorney's fees and costs.
     3. MISCELLANEOUS PROVISIONS. A. Gender. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

     A. Severability. If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.
     B. Expenses. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.
     C. Amendment. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.
     D. Counterparts and Facsimile. This Agreement may be executed in counterparts and by facsimile, and shall be deemed one entire, legally binding Agreement.
     E. Governing Law. In the event of a dispute, between the parties or default requiring enforcement of any provision of this document, Purchaser shall have the option of selecting either U.S. Law or Costa Rican Law to apply, and either U.S. Jurisdiction or Costa Rican Jurisdiction to be used; provided the parties shall endeavor to first arbitrate the matter before filing suit.

    The parties hereto have executed the Agreement effective the date first above written.

              Seller:   IRT Industies, Inc.
              By: /s/ Richard Rossi
              Its: President

              Purchaser:  A.B.C. ISLAND C.R.S.A.
              By: /s/ Melvin Pereira
              Its: President